Convertible Notes	9 Months Ended
Sep. 30, 2024
Debt Disclosure [Abstract]
Convertible Notes

Note 5 – Convertible Notes

As of September 30, 2024, we had no convertible notes outstanding.

Certain of our notes provide the holders with a right to convert into equity at a pre-determined discount to market value under certain conditions. Such conditions include a qualified equity financing, election by a majority of noteholders on the maturity date of the associated notes, or a sale of the Company. This premium that may be received by holders upon conversion of their notes is a variable share redemption feature that is accounted for separately at fair value as an embedded derivative.